EXHIBIT 25(B)

_____________________________________________________________________________
                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.   20549
                           ____________________

                                 FORM T-2

           STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT
           OF 1939 OF AN INDIVIDUAL DESIGNATED TO ACT AS TRUSTEE

           CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
           TRUSTEE PURSUANT TO SECTION 305(b)(2)

                        ______________________________


STANLEY BURG                                        ###-##-####
(Name of Trustee)                            (Social Security Number)

FOUR ALBANY STREET
NEW YORK, NEW YORK                                  10006
(Business address, street,                          (Zip Code)
city and state)

              ______________________________________________________

                        NORTHWEST NATURAL GAS COMPANY
            (Exact name of obligor as specified in its charter)

          OREGON                                    93-0256722
(State or other jurisdiction of          (IRS Employer Identification no.)
incorporation or organization)

                   ONE PACIFIC SQUARE, 220 N.W. SECOND AVE.
                         PORTLAND, OREGON  97209
                             (503) 226-4211
                 (Address, including zip code and telephone
                       of principal executive offices)

               ______________________________________________________


                                DEBT SECURITIES

                      (Title of the indenture securities)

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1.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each affiliation.

         None.

2.       List of Exhibits.

         List below all exhibits filed as part of this statement of eligibility and qualification.

         None.

             ______________________________________________________

					SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, I, Stanley Burg, have signed this statement of eligibility in The City of New York and State of New York, on the 9th day February, 2001.


                                            By: /s/ Stanley Burg
                                               -----------------------------
                                                  Stanley Burg
                                                  (SIGNATURE OF TRUSTEE)